EXHIBIT 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Unico American Corporation (the “Company”) for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Renai Effarah, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Renai J. Effarah
Name:	Renai J. Effarah
Title:	Treasurer and Chief Financial Officer
Date:	August 17, 2021